EXECUTION VERSION AMENDMENT NO. 2 TO MASTER RECEIVABLES PURCHASE AGREEMENT This AMENDMENT NO. 2 to the MASTER RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 2, 2022, by and among HANESBRANDS INC., a Maryland corporation (“Hanes”), KNIGHTS APPAREL LLC, a Delaware limited liability company (“Knights”), GFSI LLC, a Delaware limited liability company, CC PRODUCTS LLC, a Delaware limited liability company, ALTERNATIVE APPAREL, INC., a Delaware corporation, as sellers (each, in such capacity, a “Seller” and collectively, the “Sellers”), and as servicers (each, in such capacity, a “Servicer” and collectively, the “Servicers”), and MUFG BANK, LTD., as buyer (the “Buyer”). W I T N E S S E T H: WHEREAS, the Sellers, the Servicers and the Buyer have heretofore entered into the Master Receivables Purchase Agreement, dated as of December 11, 2019 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”); and WHEREAS, the parties hereto seek to modify the Receivables Purchase Agreement upon the terms hereof, NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows: A G R E E M E N T: 1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement. 2. Amendment to Receivables Purchase Agreement. The Receivables Purchase Agreement is amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A. For the avoidance of doubt, the changes set forth on Exhibit A hereto in respect of the replacement of the term “BSBY Rate” shall not apply to, or be deemed to modify, the Purchase Price of any Receivables purchased by the Buyer prior to the date hereof. 3. Conditions to Effectiveness. This Amendment shall be effective subject to the satisfaction of the following conditions, each to the satisfaction of the Buyer in its reasonable discretion and, as to any agreement, document or instrument specified below, each in form and substance satisfactory to the Buyer in its reasonable discretion: (a) the Buyer shall have received an executed counterpart of this Amendment by each of the other parties hereto; (b) a certificate issued by the Secretary of State of the State of Delaware (or in the case of Hanes, Maryland) as to the legal existence and good standing of each Seller, each Servicer and the Performance Guarantor; (c) a certificate of the Secretary or Assistant Secretary of each Seller, each Servicer and the Performance Guarantor certifying that there have been no changes to the formation documents and governing documents of such Person previously delivered to the Buyer in connection with the Receivables Purchase Agreement (or, to the extent any such formation documents or governing documents have changed since previously delivered to the Buyer, certifying attached copies of the formation documents and governing documents of such Person) and certifying all documents evidencing necessary corporate action to be taken by and governmental approvals, if any, to be obtained by such Person with respect to this Amendment and the names and true signatures of the incumbent officers of such Person authorized to sign this Amendment and any other documents to be delivered by it hereunder or thereunder or in connection herewith or therewith;

Amendment No. 2 (MUFG/Hanes) (d) favorable opinions of legal counsel to each Seller, each Servicer and the Performance Guarantor in form and substance reasonably satisfactory to the Buyer, including opinions with respect to due organization and good standing of each such Person, due authorization, execution and delivery of this Amendment, validity and enforceability of the Receivables Purchase Agreement (as amended hereby) and the other Transaction Documents with respect to such Person, non-contravention of organizational documents, material agreements or law; (e) proof of filing of UCC-3 Collateral Release financing statements filed, as of December 2, 2022 by Wells Fargo Bank, N.A. (“Wells”) with respect to each of (i) the UCC-1 financing statement initial file number 0000000181385670, filed on December 30, 2009 with the Department of Assessments and Taxation of the State of Maryland filed by Wells (as successor to Wachovia Bank, National Association) against Hanes and (ii) the UCC-1 financing statement initial file number 2016 2093068, filed on April 8, 2016 with the Secretary of State of the State of Delaware filed by Wells against Knights, in each case, releasing Wells’ security interests in all Receivables owed to Hanes and Knights by Walmart Inc. or Affiliates thereof, except those Receivables explicitly described on the schedule attached thereto; and (f) proof of payment of all reasonable attorneys’ fees and disbursements incurred by the Buyer in connection with this Amendment. 4. Certain Representations, Warranties and Covenants. Each Seller and Servicer hereby represents and warrants to the Buyer, as of the date hereof, that: (a) each of the representations and warranties made by each Seller, Servicer and any Performance Guarantor in the Receivables Purchase Agreement and each of the other Transaction Documents is true and correct in all material respects as of the date hereof or, in the case of any representation or warranty that speaks as to a particular date or period, as of that particular date or period; (b) the execution and delivery by each Seller and Servicer of this Amendment and the performance by each Seller, Servicer and any Performance Guarantor of each Transaction Document to which it is party and each other document to be delivered by it thereunder, (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene, violate or breach (1) its charter or by-laws, (2) any Applicable Law, (3) any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which such Seller, Servicer or Performance Guarantor is a party or by which it or any of its respective property is bound, or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property and (iv) do not result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, credit agreement, loan agreement, mortgage, deed of trust or other agreement or instrument, other than this Agreement and the other Transaction Documents, except in the case of clauses (iii)(2), (3) and (4) and clause (iv), where such contravention, violation or breach, or creation or imposition, could not reasonably be expected to result in a Material Adverse Change; (c) this Amendment has been duly executed and delivered by each Seller, Servicer and the Performance Guarantor; (d) this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law); and (e) no Servicer Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby. 5. Reference to, and Effect on, the Receivables Purchase Agreement and the Transaction Documents.

Amendment No. 2 (MUFG/Hanes) (a) The Receivables Purchase Agreement (as specifically amended herein) and the other Transaction Documents shall remain in full force and effect and the Receivables Purchase Agreement and such other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Buyer, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Transaction Document. (c) After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. 6. Further Assurances. Each Seller and Servicer agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that the Buyer may reasonably request in order to perfect, protect or more fully evidence or implement the transactions contemplated hereby. 7. Costs and Expenses. Each Seller and Servicer agrees to pay, jointly and severally, on demand all actual and reasonable costs and expenses (including reasonable attorneys’ fees and expenses) the Buyer incurs in connection with the preparation, negotiation, documentation and delivery of this Amendment. 8. Transaction Document. This Amendment is a Transaction Document. 9. Successors and Assigns. This Amendment shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties. 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. 11. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). 12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or are given any substantive effect. 13. Severability. Any provisions of this Amendment that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 14. Performance Guaranty Ratification. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of that certain Performance Guaranty, dated as of December 11, 2019 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Performance Guaranty”), made by Hanes in favor of the Buyer shall remain in full force and effect, and Hanes hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

Amendment No. 2 (MUFG/Hanes) [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit A EXHIBIT A (Attached)

CONFORMED THROUGHEXECUTION VERSION EXHIBIT A to Amendment No. 12, dated as of June 19December 2, 20202022 Notice of Rate Change and Acknowledgement, December 9, 2021 MASTER RECEIVABLES PURCHASE AGREEMENT among HANESBRANDS INC., KNIGHTS APPAREL LLC, GFSI LLC, CC PRODUCTS LLC and ALTERNATIVE APPAREL, INC., as Sellers and Servicers, THE OTHER SELLERS AND SERVICERS FROM TIME TO TIME PARTY HERETO and MUFG BANK, LTD., as Buyer Dated as of December 11, 2019 750740423 19632855

TABLE OF CONTENTS Page -i-750740423 19632855 1. Sale and Purchase. 1 2. Representations and Warranties 3 3. Covenants 3 4. Servicing Activities. 3 5. Deemed Collections; Repurchase Events; Indemnities and Set-Off. 56 6. Notices 78 7. Expenses 89 8. Interest on Overdue Amounts 9 9. Governing Law 9 10. No Non-Direct Damages 9 11. Joinder of Additional Sellers 910 12. Joint and Several Obligations 910 13. General Provisions 10 Schedule I - Form of Purchase Request Schedule II - Account Debtors Exhibit A - Certain Defined Terms Exhibit B - Conditions Precedent for Effectiveness Exhibit C - Representations and Warranties Exhibit D - Covenants Exhibit E - Eligibility Criteria Exhibit F - Servicer Termination Events Exhibit G - Accounts

(i) the Buyer has received a Purchase Request via the MUFG Platform (or, if applicable, in physical form in substantially the form of Schedule I attached hereto) with respect to the Proposed Receivables at least two (2) Business Days (or such shorter amount of time that Buyer may agree to, in its sole discretion, with respect to any Purchase Request) prior to the applicable Purchase Date, together with any such additional supporting documentation that the Buyer may have reasonably requested; (ii) the Buyer has accepted such Purchase Request and notified the applicable Sellers thereof (either via the MUFG Platform or otherwise); (iii) each of the representations and warranties made by each Seller, Servicer and any Performance Guarantor in this Agreement and each of the other Transaction Documents is true and correct in all material respects as of such Purchase Date or, in the case of any representation or warranty that speaks as to a particular date or period, as of that particular date or period; (iv) each Proposed Receivable described in such Purchase Request is an Eligible Receivable; (v) immediately following the sale and purchase of the Proposed Receivables set forth in the related Purchase Request, (A) the Outstanding Purchase Amount will not exceed the Maximum Outstanding Purchase Amount and (B) the Outstanding Purchase Amount with respect to the Purchased Receivables payable by any Account Debtor will not exceed such Account Debtor’s Purchase Sublimit; and (vi) if (A) such Purchase Date is on prior to the Post-Closing Date, (B) the applicable Seller of any such Proposed Receivable is Hanes or Knights and (C) the applicable Account Debtor is Walmart Inc. or any Affiliate thereof, either (x) an intercreditor agreement, in form and substance reasonably satisfactory to the Buyer, has been entered into by and between the Buyer and Wells Fargo Bank, National Association and is in full force and effect or (y) the applicable Subject Financing Statement has been terminated; and (vi) (vii) if (A) such Purchase Date is on or after the Post-Closing Date, (B) the applicable Seller of any such Proposed Receivable is Hanes or Knights and (CB) the applicable Account Debtor is Walmart Inc. or any Affiliate thereof, the applicable Subject Financing Statement has been terminateddate on which the invoice for such Proposed Receivable was issued is on or after December 2, 2022. Each Purchase Request submitted by any Seller shall constitute a representation and warranty that each of the conditions outlined in this Section 1(d) has been satisfied. (e) Purchase Price. The purchase price for each Purchased Receivable purchased on any Purchase Date shall equal (i) the Net Invoice Amount of such Purchased Receivable, minus (ii) the Discount (such amount herein referred to as the “Purchase Price”). The Buyer shall pay the Purchase Price minus the Dilution Reserve applicable to such Purchased Receivable (the “Funded Amount”) by depositing such Funded Amount thereof into the Sellers’ Account in immediately available funds denominated in Dollars on the applicable Purchase Date. For avoidance of doubt and not in limitation of any other provision of this Agreement, it is understood and agreed that the Dilution Reserve is the property of the Seller and represents part of the Purchase Price of the related Purchased Receivable, payable either as of the Settlement Date for a Purchased Receivable or in connection with the offset by Buyer of any obligations of the Sellers against such reserve as provided in Section 4(c) herein. (f) True Sale; No Recourse. Except as otherwise provided in this Agreement, each purchase of the Purchased Receivables is made without recourse to any Seller and no Seller shall have liability to the Buyer for the failure of any Account Debtor to pay any Purchased Receivable when it is due and payable under the terms applicable thereto. The Buyer and each Seller have structured the transactions contemplated by this Agreement as an absolute and irrevocable sale, and the Buyer and each Seller agree to treat each such transaction as a “true sale” for all purposes under Applicable Law and accounting principles, including, without limitation, in their respective books, records, computer files, tax returns (federal, state and local), regulatory and governmental filings (and shall 2 750740423 19632855

Dispute, Dilution or any other claim resulting from the services performed or merchandise furnished in connection with any Purchased Receivable or the furnishing or failure to furnish such services or merchandise or relating to collection activities with respect to any Purchased Receivable; (vi) any suit or claim related to any Receivable, any Contract or any Transaction Document; (vii) the commingling by any Seller of Collections at any time with other funds of such Seller or any other Person or (viii) any civil penalty or fine assessed by OFAC or any other Governmental Authority administering any Anti-Terrorism Law, Anti-Corruption LawLaws or Sanctions, and all reasonable costs and expenses (including reasonable documented legal fees and disbursements) incurred in connection with defense thereof by, any Indemnified Person in connection with the Transaction Documents as a result of any action of the Seller or any of its respective Affiliates; provided, however, that in all events there shall be excluded from the foregoing indemnification any Indemnified Amounts to the extent resulting solely from (x) the gross negligence or willful misconduct of an Indemnified Person as determined in a final judgment by a court of competent jurisdiction or (y) the failure of an Account Debtor to pay any sum due under its Purchased Receivables by reason of the financial or credit condition of such Account Debtor (including, without limitation, the occurrence of an Insolvency Event with respect to the applicable Account Debtor). Any amount due and payable pursuant to this section shall be paid to the Buyer’s Account in immediately available funds by no later than the fifth (5th) Business Day following demand therefor by the Buyer. (d) Tax Indemnification. All payments on the Purchased Receivables from the Account Debtors and Sellers will be made free and clear of any present or future taxes, withholdings or other deductions whatsoever that arise by reason of the sale of the Purchased Receivables to the Buyer (“Sale Transaction Taxes”) or relating to the underlying transactions between the applicable Seller and the related Account Debtors that gave rise to such Purchased Receivables (“Prior Transaction Taxes”) or arise by reason of the imposition of any withholding taxes on amounts paid by such Account Debtors or Seller to the Buyer with respect to a Purchased Receivable pursuant to this Agreement (“Payment Transaction Taxes”), except as required by Applicable Law. If any applicable Law (as determined in the good faith discretion of the Account Debtor) requires the deduction or withholding of any Sale Transaction Taxes or Prior Transaction Taxes or Payment Transaction Taxes from any such payments, then the Seller or the related Account Debtors shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law. Each Seller jointly and severally will indemnify the Buyer and hold the Buyer harmless from any Sale Transaction Taxes, Prior Transaction Taxes, and Payment Transaction Taxes other than any such taxes that are imposed as a result of the failure of the Buyer to deliver any forms reasonably requested by Sellers, where the Buyer is legally able to deliver such forms without undue burden or expense. Further, each Seller shall pay and indemnify and hold the Buyer harmless from and against, any Sale Transaction Taxes or Prior Transaction Taxes or Payment Transaction Taxes that may at any time be asserted (including any sales, occupational, excise, gross receipts, personal property, privilege or license taxes, or withholdings, but not including taxes imposed upon the Buyer with respect to its overall net income or taxes excluded pursuant to the proviso in the immediately preceding sentence) and costs, expenses and reasonable attorneys’ fees and expenses in defending against the same, whether arising by reason of the acts to be performed by any Seller hereunder or otherwise. Any amount due and payable pursuant to this section shall be paid to the Buyer’s Account in immediately available funds by no later than the fifteenth (15th) Business Day following demand therefor delivered by the Buyer to the Sellers together with reasonable evidence of such amount being due and payable. (e) Set-Off. Each Seller and Servicer hereby irrevocably instruct and authorize the Buyer to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by the Buyer or any branch, agency, representative office or Subsidiary thereof, including the payment of the Purchase Price for any Proposed Receivables, to, or for the account of, any Seller or any Servicer or any Performance Guarantor against amounts owing by each Seller or Servicer hereunder or under any other Transaction Document (even if contingent or unmatured). (f) UCC. The rights granted to the Buyer hereunder are in addition to all other rights and remedies afforded to the Buyer as a secured party under the UCC. 6. Notices. Unless otherwise provided herein, all communications by any party to any other party hereunder or any other Transaction Document shall be in a writing personally delivered or sent by a recognized 7 750740423 19632855 request, in each case, generally consistent with the documents delivered on the Closing Date, in form and substance reasonably acceptable to the Buyer. Upon receipt of such Joinder Agreement and such other documents, such Additional Seller shall become a Seller hereunder, subject to the rights, duties and obligations of a Seller in all respects. 12. Joint and Several Obligations. The obligations of the Sellers hereunder are joint and several. To the maximum extent permitted by Applicable Law, until the Final Collection Date, each Seller hereby waives any claim, right or remedy that such Seller now has or hereafter acquires against any other Seller that arises hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Buyer against any Seller or any of its property which the Buyer now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. In addition, until the Final Collection Date, each Seller hereby waives any right to proceed against the other Sellers, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which any Seller may now have or hereafter have as against the other Seller with respect to the transactions contemplated by this Agreement. 13. General Provisions. (a) Final Agreement. This Agreement represents the final agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements with respect to such subject matter. No provision of this Agreement may be amended or waived except by a writing signed by the parties hereto. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that no Seller or Servicer may assign any of its rights hereunder without the Buyer’s prior written consent, given or withheld in the Buyer’s sole discretion. The Buyer shall have the right to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in, the Buyer’s obligations, rights and benefits hereunder (including in any Purchased Receivables); provided, that, other than with respect to any such sale, transfer, negotiation, or participation in any Purchased Receivable (for which no consent shall be required but prompt notice thereof shall be delivered to Hanes), the Buyer shall, unless a Servicer Termination Event has occurred, obtain the prior written consent of Hanes to any such sale, transfer, negotiation, or participation (which consent shall not be unreasonably withheld, conditioned or delayed). (b) Severability. Any provisions of this Agreement that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (c) Execution; Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement. (d) Termination. The term of this Agreement shall last from the initial effective date hereof until terminated by either the Buyer or the Sellers convenience at any time by thirty (30) days’ prior written notice to the other party. Notwithstanding the foregoing, this Agreement, including all covenants, representations and warranties, repurchase obligations and indemnities made herein shall continue in full force and effect until the Final Collection Date. Each Seller’s and Servicer’s obligations to indemnify the Buyer with respect to the expenses, damages, losses, costs and liabilities shall survive until the later of (x) the Final Collection Date and (y) all applicable statute of limitations periods with respect to actions that may be brought by the Buyer under the Transaction Documents have run. (e) Effect of Benchmark Transition Event. Notwithstanding anything to the contrary in this Agreement, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then the Benchmark Replacement will replace such Benchmark for all 10 750740423 19632855 purposes hereunder in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to this Agreement or any further action or consent of the Sellers. The Buyer will promptly notify the Sellers of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Any determination, decision or election that may be made by the Buyer pursuant to the provisions hereof, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in the Buyer’s sole discretion and without consent from the Sellers. (e) LIBO Rate Cessation. Anything in this Agreement to the contrary notwithstanding, if the Buyer determines (which determination shall be binding and conclusive) that quotations of interest rates for the relevant deposits in the definition of LIBO Rate in Exhibit A are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the appropriate Account Debtor Discount Rates applicable to the Proposed Receivables included on any Purchase Request (whether by reason of circumstances affecting the London interbank Eurodollar market or otherwise) or adequate and reasonable means do not exist for ascertaining the LIBO Rate or the LIBO Rate does not adequately and fairly reflect the cost to the Buyer of funding a Purchase Request, then the Buyer shall give the Sellers prompt notice thereof, and so long as such condition remains in effect, (i) no Purchase Request shall be funded using the LIBO Rate as a component of the Discount and (ii) all outstanding and future Purchase Requests shall be funded using a Discount that is calculated based on the Prime Rate plus a margin, which margin shall have the effect of approximating the return to the Buyer that was expected prior to the existence of such condition. If (i) the foregoing unavailability or inadequacy with respect to the LIBO Rate is not of a temporary nature or (ii) the Buyer determines that (A) the administrator of the LIBO Rate or a Governmental Authority having jurisdiction over such administrator or the Buyer (or any other Person on behalf of such administrator or Governmental Authority) has made or published a public statement announcing that (1) the administrator of the LIBO Rate has ceased or will cease to provide the LIBO Rate, permanently or indefinitely (provided that, at the time of such statement or publication, no successor administrator will continue to provide the LIBO Rate), or (2) the LIBO Rate is no longer representative or (B) non-recourse and limited recourse accounts receivable purchase facilities that include similar language to that contained in this Section 1(e) are being executed or amended to incorporate or adopt a new benchmark interest rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) to replace the LIBO Rate, then the Buyer and the Sellers shall negotiate in good faith with a view to agreeing upon another mutually acceptable benchmark interest rate (including any mathematical or other adjustments to such benchmark) for the Purchase Requests and such other related changes to this Agreement as may be applicable. For the avoidance of doubt, if such alternate benchmark interest rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Each determination by the Buyer shall be conclusive absent manifest error. The parties hereto understand and acknowledge that it is uncertain whether the LIBO Rate will continue to be produced and published after the end of 2021. The Buyer does not warrant or accept any responsibility for, and shall not have any liability to the Sellers under this Agreement or otherwise for, any loss, damage or claim arising from or relating to the administration or submission of, or any other matter related to, the LIBO Rate or any alternative, successor or replacement reference rate to or for the LIBO Rate (such alternative, successor or replacement reference rate being collectively referred to herein as the “Replacement Rate”), including any loss, damage or claim arising from or relating to (i) whether the composition or characteristics of such Replacement Rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the LIBO Rate prior to its discontinuance or unavailability, (ii) the effect any conforming changes made to this Agreement or the other Transaction Documents to implement such Replacement Rate may have or (iii) any mismatch between the Replacement Rate and any Seller’s other financial instruments (including potentially those that are intended as hedges). (f) Calculation of Interest. All interest amounts calculated on a per annum basis hereunder are calculated on the basis of a year of three hundred and sixty (360) days. (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION 11 750740423 19632855

BASED UPON OR ARISING OUT OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

(h) CONSENT TO JURISDICTION. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK CITY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OTHER TRANSACTION DOCUMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

(i) WAIVER OF IMMUNITIES. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

(j) Captions and Cross References. The various captions in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section of or Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

(k) No Party Deemed Drafter. Each Servicer, Seller and the Buyer agree that no party hereto shall be deemed to be the drafter of this Agreement.

(l) PATRIOT Act. The Buyer hereby notifies each other party hereto that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "PATRIOT Act"), it is required to obtain, verify and record information that identifies each such party, which information includes the name, address, tax identification number and other information that will allow the Buyer to identify such party in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act. ~~Promptly following any~~Upon the reasonable request ~~therefor~~of the Buyer, each ~~party to this Agreement~~Seller shall ~~deliver~~provide to the Buyer ~~all~~the documentation and other information ~~required by bank regulatory authorities~~so requested ~~by the Buyer for purposes of compliance~~in connection with applicable "know your customer" ~~requirements under the PATRIOT Act, the Beneficial Ownership Rule or other applicable anti-money laundering~~and anti-money-laundering and counter-terrorist financing laws, rules, and regulations.

(m) Divisions. For all purposes under the Transaction Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws): (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.

(n) Accounting Treatment; Non-Reliance. Each Seller and each Servicer agrees and acknowledges that (i) it is a sophisticated party in relation to this Agreement; (ii) it has made its own independent decision to enter into the Agreement, the other Transaction Documents to which it is a party and the transactions

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Schedule II Account Debtors Ninety (90) days ACCOUNT DEBTOR DISCOUNT RATE Walmart, Inc. $100,000,000300,0 00,000 Amazon.com, Inc. BSBYBase Rate + 1.100.80% DILUTION RESERVE PERCENTAGE 0% $50,000,000100,00 0,000 12 days ACCOUNT DEBTOR PURCHASE SUBLIMIT Ninety (90) days BSBYBase Rate + 1.100.85% ACCOUNT DEBTOR BUFFER PERIOD 0% ACCOUNT DEBTOR NAME 46 days MAXIMUM TENOR

Exhibit A Certain Defined Terms A. Defined Terms. As used herein, the following terms shall have the following meanings: “Account Debtor” means a Person listed as an account debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “Account Debtor Buffer Period” means for each Account Debtor, the number of days set forth under the heading “Account Debtor Buffer Period” for such Account Debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “Account Debtor Discount Rate” means with respect to any Account Debtor, the “Account Debtor Discount Rate” specified for such Account Debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “Additional Seller” has the meaning set forth in Section 11 hereof. “Adjusted Due Date” means, with respect to any Purchased Receivable, the date that corresponds to the Due Date with respect to such Purchased Receivable plus the Account Debtor Buffer Period for the Account Debtor of such Purchased Receivable. “Adverse Claim” means any ownership interest or claim, mortgage, deed of trust, pledge, lien, security interest, hypothecation, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including, but not limited to, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security; it being understood that any thereof in favor of, or assigned to, the Buyer shall not constitute an Adverse Claim. “Affiliate” when used with respect to a Person means any other current or future Person controlling, controlled by, or under common control with, such Person. For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management and policies, whether through the ownership of voting securities, by contract or otherwise. “Agreement” has the meaning set forth in the preamble hereto. “Anti-Corruption Laws” means all applicable laws, rules, andor regulations of any jurisdiction applicable to any Seller or any of its Affiliates from time to time relatingpertaining to bribery or corruption., including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions. “Anti-Terrorism Laws” means each of: (a) the Executive Order; (b) the PATRIOT Act; (c) the Money Laundering Control Act of 1986, 18 U.S.C. Sect. 1956 and any successor statute thereto; (d) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada); (e) the Bank Secrecy Act, and the rules and regulations promulgated thereunder; and (f) any other Applicable Law of the United States, Canada or any member state of the European Union now or hereafter enacted to monitor, deter or otherwise prevent: (i) terrorism or (ii) the funding or support of terrorism or (iii) money laundering. Exhibit A-1 750740423 19632855

“Applicable Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment, award or similar item of or by a Governmental Authority or any interpretation, implementation or application thereof. “Base Rate” means Term SOFR plus the Credit Spread Adjustment; provided, however, that if Term SOFR plus the Credit Spread Adjustment is less than 0%, then the Base Rate shall be deemed to be 0%. “Benchmark” means, initially, as applicable, the Term SOFR Reference Rate for the applicable tenor of SOFR; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate for such tenor of SOFR, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to the provisions hereof. “Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Buyer and the Sellers giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the relevant Governmental Authority or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined and after giving effect to the Credit Spread Adjustment or the Benchmark Replacement Adjustment, respectively, would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Buyer and the Sellers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the relevant Governmental Authority or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clauses (a) and (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein; and (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator Exhibit A-2 750740423 19632855 that will continue to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein; (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein; or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that no tenor of such Benchmark that would permit the determination of such Benchmark for usage as set forth herein is, or as of a specified future date will be, representative. “Beneficial Ownership Rule” means 31 C.F.R. § 1010.230. “BSBY” means the Bloomberg Short Term Bank Yield Index, as administered by the BSBY Administrator. “BSBY Administrator” means Bloomberg Index Services Limited (or a successor administrator of BSBY selected by the Buyer in its discretion). “BSBY Rate” means, for any Discount Period, BSBY for a tenor comparable to such Discount Period, as such rate is published by the BSBY Administrator on the first day of such period (such day, the “BSBY Rate Determination Day”); provided that, (i) if the BSBY Administrator does not publish BSBY for a tenor comparable to such period, the BSBY Rate shall be determined by the Buyer by linear interpolation of the nearest two (2) tenors of BSBY that are so published, as such rate is otherwise determined pursuant to the terms of this definition, and (ii) if on any BSBY Rate Determination Day the BSBY Rate for the applicable tenor is not published by the BSBY Administrator, then the BSBY Rate shall be BSBY for the applicable tenor as most recently published by the BSBY Administrator. Notwithstanding the foregoing, if the BSBY Rate as determined above would be less than 0%, then the BSBY Rate shall be deemed to be 0.001% for purposes of the Agreement. “Business Day” means any day that is not a Saturday, Sunday or other day on which banks in New York City are required or permitted to close. “Buyer” has the meaning set forth in the preamble hereto. “Buyer’s Account” means the account specified as such in Exhibit G hereto, or such other bank account identified in writing by the Buyer to Seller from time to time. “Capital Stock” means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, limited liability company interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests. Exhibit A-3 750740423 19632855

“Certification of Beneficial Owner(s)” means a certification regarding beneficial ownership of a Seller as required by the Beneficial Ownership Rule. “Change of Control” means Hanes, at any time, (i) ceasing to own, directly or indirectly, free and clear of any Adverse Claim and on a fully diluted basis, one hundred percent (100%) of the Capital Stock of each Seller (other than Hanes) or (ii) ceasing to control each Seller (other than Hanes). For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management and policies, whether through the ownership of voting securities, by contract or otherwise. “Closing Date” means the date of this Agreement. “Collections” means, with respect to any Receivable: (a) all funds that are received by any Seller or Servicer or any Affiliate on their behalf in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Account Debtor of such Receivable or any other Person directly or indirectly liable for the payment of such Receivable and available to be applied thereon), (b) all Deemed Collections, (c) all proceeds of all Related Security with respect to such Receivable and (d) all other proceeds of such Receivable. “Conforming Changes” means, with respect to the Base Rate or any alternative Benchmark, any conforming changes to the definition thereof, applicable tenor, timing of publication and frequency of determining such rate and making payments and other technical, administrative or operational matters as may be appropriate, in the discretion of the Buyer, in consultation with the Sellers, to reflect the adoption and implementation of such rate, and to permit the administration thereof by the Buyer in a manner substantially consistent with market practice (or, if the Buyer determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rates exist, in such other manner of administration as the Buyer determines is reasonably necessary in connection with this Agreement). “Contract” means, for each Receivable, the invoice therefor and any other agreement or documentation between the applicable Seller and the applicable Account Debtor giving rise to, and/or setting forth terms and conditions related to the creation and payment of, such Receivable, including in each case any amendments. “Cost of Funds Rate” means the rate per annum quotedof interest in effect for such day as publicly announced from time to time as such by the Buyer as its “reference rate” or “prime rate”, as applicable, which rate shall be determined and calculated by the Buyer in its sole discretion, taking into account factors including, but not limited to, the Buyer’s external and internal funding costs and prevailing interbank market rates and conditions. Notwithstanding the foregoing, if the Cost of Funds Rate shall be less than 0%, such rate shall be deemed 0% for purposes of this Agreement. “Credit and Collection Policy” means, as the context may require, those receivables credit and collection policies and practices of each Seller and Servicer in effect on the date hereof as modified in compliance with this Agreement. “Credit Spread Adjustment” means, with respect to any Purchased Receivable, the percentage applicable to the relevant Discount Period identified by the Buyer to serve as the basis upon which the Buyer adjusts Term SOFR or SOFR from time to time, in respect of such Purchased Receivable, which percentage shall be made available to the Sellers in a manner determined by the Buyer from time to time. Each determination of the Credit Spread Adjustment shall be in the sole and absolute discretion of the Buyer. “Deemed Collection” has the meaning set forth in Section 5(a) hereof. “Dilution” means on any date after the date of the related Purchase Date with respect to a Purchased Receivable, an amount equal to the sum, without duplication, of the aggregate reduction effected on such day in the outstanding balance of such Purchased Receivable attributable to any non-cash items including credits, rebates, Exhibit A-4 750740423 19632855

“Executive Order” means Executive Order No. 13224 on Terrorist Financings: Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten To Commit, or Support Terrorism issued on September 23, 2001. “Final Collection Date” means the date following the termination of this Agreement on which the Buyer has received (i) all Collections owing on the Purchased Receivables and (ii) all payments, if any, required to be paid by any Seller or Servicer under this Agreement or any other Transaction Document, including with respect to Repurchase Events and Indemnified Amounts. “GAAP” means generally accepted accounting principles in the United States of America, applied on a consistent basis as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board or the rules and regulations of the U.S. Securities and Exchange Commission and/or their respective successors and that are applied in the circumstances as of the date in question. “Governmental Authority” means any government or political subdivision or any agency, authority, bureau, regulatory body, central bank, commission, department or instrumentality of any such government or political subdivision, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of a government) that is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic. “Indemnified Amounts” has the meaning set forth in Section 4(i) hereof. “Indemnified Person” has the meaning set forth in Section 4(i) hereof. “Interpolated Rate” means, with respect to any Purchased Receivable for which a published Term SOFR Reference Rate is not available for a tenor comparable to the relevant Discount Period, at any time, the rate per annum (rounded to the same number of decimal places as the BSBYTerm SOFR Reference Rate) determined by the Buyer (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the BSBY RateTerm SOFR for the longest period for which the BSBYa Term SOFR Reference Rate is available that is shorter than the applicablerelevant Discount Period plus the Credit Spread Adjustment; and (b) the BSBY RateTerm SOFR for the shortest period for which the BSBYa Term SOFR Reference Rate is available that exceeds the applicablerelevant Discount Period plus the Credit Spread Adjustment, with Term SOFR, in each case, at such time.determined using the applicable publication date specified in the definition of “Term SOFR”. Without limiting the generality of the foregoing, if the relevant Discount Period is less than one (1) month, the Interpolated Rate shall be equal to the rate that results from interpolating on a linear basis between: (c) SOFR plus the Credit Spread Adjustment, with SOFR determined using the publication date specified in the definition of “SOFR”; and (d) Term SOFR for a one (1) month tenor plus the Credit Spread Adjustment, with Term SOFR determined using the publication date specified in the definition of “Term SOFR”. Notwithstanding the foregoing, if the sum of the values described in clauses (a), (b), (c) or (d) above, is less than 0%, then the sum of the values described in any such clause that is less than 0% shall be deemed to be 0% for purposes of this Agreement. “Insolvency Event” shall mean (i) with respect to an Account Debtor, the inability of such Account Debtor to pay any amount owed when due in respect of a Purchased Receivable as a result of the bankruptcy, insolvency or other financial inability of such Account Debtor to make such payment and (ii) with respect to any Person (including an Account Debtor), such Person shall fail to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of thirty (30) days (or, when used with Exhibit A-6 750740423 19632855 respect to any Seller, Servicer or the Performance Guarantor), forty-five (45) days), or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or such Person shall take any action to authorize any of the actions set forth above in this clause (ii). “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time. “Hanes Subject Financing Statement” means the financing statement with file number 0000000181385670 filed by Wells Fargo Bank, National Association (as successor to Wachovia Bank, National Association) with the Department of Assessments and Taxation of the State of Maryland against Hanes. “Joinder Agreement” means a joinder agreement in form and substance satisfactory to the Buyer in all respects. “Knights Subject Financing Statement” means the financing statement with file number 2016 2093068 filed by Wells Fargo Bank, National Association with the Secretary of State of the State of Delaware against Knights. “Material Adverse Change” means, with respect to any Seller, Servicer or Performance Guarantor, an event or circumstance that results in, or could reasonably be expect to result in, a material adverse change in: (i) the business, assets, operations or financial condition of the Sellers, Servicers and Performance Guarantor, taken as a whole; (ii) the ability of the Sellers, Servicers and Performance Guarantor, taken as a whole, to perform their obligations under this Agreement or any other Transaction Document; (iii) the status, existence, perfection, priority, enforceability or other rights and remedies of the Buyer associated with its interests in the Purchased Receivables or any material portion thereof; or (iv) (a) the validity or enforceability against any Seller, Servicer or the Performance Guarantor of any Transaction Document or any Contract or (b) the validity, enforceability or collectability of a material portion of the Purchased Receivables, including if such event or circumstance would increase the days to pay or Dilution with respect to a material portion of the Purchased Receivables (other than due to the applicable Account Debtor’s financial or credit condition (including, without limitation, the occurrence of an Insolvency Event with respect to the applicable Account Debtor)). “Maximum Outstanding Purchase Amount” means $150,000,000400,000,000. “Maximum Tenor” means with respect to any Account Debtor, the “Maximum Tenor” specified for such Account Debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “MUFG Bank” has the meaning set forth in the preamble hereto. “MUFG Platform” means the Buyer’s communication tool accessible via the internet to enable clients to offer various Receivables for sale to the Buyer and for the loading approval and monitoring of such Receivables on a platform, the terms of use of which are set out in Annex I and are hereby incorporated herein. “Net Invoice Amount” means the amount of the applicable Purchased Receivable shown on the invoice for such Purchased Receivable as the total amount payable by the related Account Debtor (net of any Dilution, discounts, credits or other allowances shown on such invoice and agreed to prior to the Purchase Date). “Non-Payment Report” has the meaning set forth in Section 4(h). Exhibit A-7 750740423 19632855

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Outstanding Purchase Amount” means, as of any time of determination and with respect to a Purchased Receivable, (x) the Net Invoice Amount for such Purchased Receivable, minus (y) the aggregate amount of all Collections with respect to such Purchased Receivable that have been deposited into the Buyer’s Account as of such time. When such term is used without reference to any specific Purchased Receivables, it shall constitute a reference to all Purchased Receivables. “Overdue Payment Rate” means 2% per annum over and above the highest Account Debtor Discount Rate in effect at such time. “PATRIOT Act” has the meaning set forth in Section 13(l). “Performance Guarantor” means Hanes and any other Person that has guaranteed the performance obligations of the Sellers under this Agreement. “Performance Guaranty” means a performance guaranty entered into by any Performance Guarantor in favor of the Buyer. “Person” means an individual, partnership, sole proprietorship, corporation (including a business trust), limited liability company, limited partnership, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. “Post-Closing Date” means September 17, 2020, or such later date as may be consented to by the Buyer in writing in its sole discretion. “Prime Rate” means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Buyer as its “reference rate” or “prime rate”, as applicable. Such “reference rate” or “prime rate” is set by Buyer based upon various factors, including Buyer’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate, and is not necessarily the lowest rate charged to any customer. “Proposed Receivables” means, with respect to any Purchase Date, the Receivables proposed by Seller to the Buyer for purchase hereunder and described in a Purchase Request to be purchased on such Purchase Date. “Purchase Date” means each date on which the Buyer purchases Receivables. “Purchase Price” has the meaning set forth in Section 1(e) hereof. “Purchase Request” has the meaning set forth in Section 1(a) hereof. “Purchase Sublimit” means, with respect to each Account Debtor, the dollar amount set forth on Schedule II to this Agreement as the “Purchase Sublimit,” as such Schedule may be modified or supplemented from time to time, as agreed to in writing by the Sellers and the Buyer in their respective sole and absolute discretion. “Purchased Receivables” has the meaning set forth in Section 1(a) hereof. “Receivable” means any right to payment of a monetary obligation, whether or not earned by performance, owed to any Seller or the Buyer (as assignee of Seller) by an Account Debtor, whether constituting an account, instrument, document, contract right, chattel paper, payment intangible or general intangible, in each instance arising in connection with the sale of goods that have been or are to be sold or for services rendered or to be rendered, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto, together with the Seller’s rights in all Related Security with respect thereto, and with respect to each of the foregoing, all Collections and proceeds thereof. Any such right to payment arising from any one transaction, Exhibit A-8 750740423 19632855 including any such right to payment represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of any such right to payment arising from any other transaction. “Reconciliation Report” has the meaning set forth in Section 4(g). “Related Security” means, with respect to any Receivable: (i) all of each applicable Seller’s interest in any goods (including returned goods) and documentation of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable; (ii) all rights to enforce payment of such Receivable under the related Contract; (iii) all instruments and chattel paper that may evidence such Receivable; (iv) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; (v) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements describing any collateral securing such Receivable; and (vi) all books, records and other information (including computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Account Debtor. “Sales Transaction Taxes” has the meaning set forth in Section 5(d). “Sanctioned Country” means any country or other territory subject to comprehensive, country-wide or territory-wide Sanctions, which as of the date of this agreement include Cuba, Iran, North Korea, Sudan and Syria. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any PersonPerson: (a) listed on, and/or targeted by, any Sanctions; (b) resident, operating, or organized or resident in aunder the laws of, a comprehensively Sanctioned Country or (c) any Person fifty or morecountry or territory; or (c) who is directly or indirectly owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” means all economic orany financial sanctions, economic, or trade sanctions laws, regulations, rules, decisions, embargoes and/or restrictive measures imposed, administered or enforced from time to time by the United States Department of the Treasury’s Office of Foreign Assets Control,by the Government of Japan, the Government of the United States Department of State, the United Nations Security Council, the European Union, any European Union member state, HerHis Majesty’s Treasury of the United Kingdom, the Department of Foreign Affairs and Trade or the Minister of Foreign Affairs of Australia, or the Hong Kong Monetary Authority. “Seller” has the meaning set forth in the preamble hereto. “Sellers’ Account” means the account specified as such in Exhibit G hereto, or such other bank account identified in writing by the Sellers to the Buyer from time to time. “Servicer” has the meaning set forth in Section 4(a) hereof. Exhibit A-9 750740423 19632855

“Servicer Termination Event” means an event specified in Exhibit F hereto. “Settlement Date” means each Wednesday (unless any such day is not a Business Day, in which case, the next Business Day thereafter shall be a Settlement Date). “SOFR” means a rate equal to the secured overnight financing rate, as such rate is published by the SOFR Administrator two (2) Business Days prior to the applicable Purchase Date (or if SOFR is not published on such Business Day, then SOFR as most recently published by the SOFR Administrator). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Solvent” means, with respect to any Person and as of any particular date, (i) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) such Person is not incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. “Subject Financing Statement” means each of the Hanes Subject Financing Statement and the Knights Subject Financing Statement. “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the Capital Stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. “Term SOFR” means, for any Purchased Receivable, an interest rate per annum equal to the Term SOFR Reference Rate for a tenor comparable to the number of days in the relevant Discount Period, as such rate is published by the Term SOFR Administrator two (2) Business Days prior to the applicable Purchase Date (such day, the “Term SOFR Determination Day”); provided, that if on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor is not published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR shall be the Term SOFR Reference Rate for the applicable tenor as most recently published by the Term SOFR Administrator. Notwithstanding the foregoing, if the number of days in the relevant Discount Period does not correspond to any available published tenor, then the relevant rate shall be an Interpolated Rate. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Term SOFR selected by the Buyer in its discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. Each such determination by the Buyer shall be conclusive absent manifest error. The Buyer does not accept responsibility for or have any liability with respect to the administration, determination, publication or other matters related to Term SOFR. “Transaction Documents” means this Agreement, any Performance Guaranty, each Purchase Request, each Reconciliation Report, each Non-Payment Report, each Dilution Reserve Report and all other documents and Exhibit A-10 750740423 19632855 agreements to be executed and delivered by any Seller, any Servicer or any Performance Guarantor in connection with any of the foregoing, in each case, as amended, supplemented or otherwise modified from time to time. “UCC” means the Uniform Commercial Code in effect in the State of New York from time to time; provided, if by reason of mandatory provisions of Applicable Law, the perfection, the effect of perfection or non-perfection or the priority of the security interests of the Buyer is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. B. Other Interpretive Matters. All accounting terms defined directly or by incorporation in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; (b) terms defined in Article 9 of the UCC and not otherwise defined in such agreement are used as defined in such Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any Applicable Law refer to that Applicable Law as amended from time to time and include any successor Applicable Law; (h) references to any agreement refer to that agreement as from time to time amended, restated, extended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person’s permitted successors and assigns; (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; (k) unless otherwise provided, in the calculation of time from a specified date to a later specified date, the term “from” means “from and including,” and the terms “to” and “until” each means “to but excluding”; (l) terms in one gender include the parallel terms in the neuter and opposite gender; and (m) the term “or” is not exclusive. Exhibit A-11 750740423 19632855

(j) All assets of each Seller are free and clear of any Adverse Claim in favor of the Internal Revenue Service or any other Governmental Authority other than inchoate tax liens resulting from an assessment of such Seller. (k) All certificates, reports, statements, documents and other information furnished to the Buyer by or on behalf of each Seller, Servicer or Performance Guarantor (including via the MUFG Platform) pursuant to this Agreement or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement or any other Transaction Document, is, at the time the same are so furnished, complete, true and correct in all material respects on the date the same are furnished to the Buyer, and does not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading. (l) No Seller, Servicer or Performance Guarantor is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. (m) Each Seller has continuously treated and shall continue to treat each sale of Purchased Receivables hereunder as a sale for all purposes, including federal and state income tax, reporting and accounting purposes. (n) No event has occurred and is continuing and no condition exists, or would result from any sale or assignment of any Purchased Receivable, that constitutes or may reasonably be expected to constitute, individually or in the aggregate, a Servicer Termination Event. (o) The Purchase Price payable for each Purchased Receivable by the Buyer will represent fair consideration and reasonably equivalent value therefore. (p) No Seller will, directly or indirectly, use the proceeds of the Purchased Receivables, (i) to fund any activities or business of or with any Sanctioned Person, or in any Person, or in any country or territory, that, at the time of such funding, is, or whose government is the subject of Sanctions, or (ii) in any other manner that would result in such Seller or the Buyer being in violation of Sanctions. (p) (q) None of: (ia) any Seller, any Subsidiary or, to the knowledge of such Seller or such Subsidiary, any other Affiliate thereof or any of their respective directors, officers or employees, or employees; and (iib) to the knowledge of any Seller, any agent of suchperson acting on behalf of any Seller or any SubsidiaryAffiliate thereof that will act in any capacity in connection with or benefit from the credit facility established hereby,this Agreement is a Sanctioned Person. (r) Policies and procedures have been implemented and maintained by or on behalf of each Seller, Servicer and Performance Guarantor that are designed to ensure compliance by the Seller, Servicer and Performance Guarantor, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Seller, Servicer and Performance Guarantor, its Subsidiaries, and their respective officers and employees and, to the knowledge of each Seller, Servicer and Performance Guarantor, their respective directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Seller being designated as a Sanctioned Person. (q) No use of proceeds or other transaction contemplated by this Agreement will violate Sanctions applicable to any party to this Agreement. (tr) As of the Closing Date, each Seller is an entity (other than a bank) whose common stock or analogous equity interests are listed on the New York Stock Exchange or the American Stock Exchange or have been designated as a NASDAQ National Market Security listed on the NASDAQ stock exchange (as used in this clause, a “listed entity”) or that is organized under the laws of the United States or of any state and at least 51 Exhibit C-2 750740423 19632855 accounting or auditing firm engaged by the Buyer for any examinations or visits by the Buyer or any of its agents or representative during any calendar year. (f) Reporting Requirements. Each Seller and Servicer will provide to the Buyer the following: (i) within five (5) Business Days following knowledge or notice thereof, written notice in reasonable detail, of any Adverse Claim or Dispute asserted or claim made against a Purchased Receivable; (ii) within five (5) Business Days following knowledge or notice thereof, written notice in reasonable detail, of the occurrence of any Servicer Termination Event; and (iii) within five (5) Business Days following knowledge or notice of the occurrence thereof, written notice of any matter that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. (g) Further Assurances. Each Seller will, at its expense, promptly execute and deliver all further instruments and documents, and take all further action that the Buyer may reasonably request, from time to time, in order to perfect, protect or more fully evidence the full and complete ownership and security interest in the Purchased Receivables, or to enable the Buyer to exercise or enforce the rights of the Buyer hereunder or under or in connection with the Purchased Receivables. (h) Taxes. Each Seller will pay any and all taxes (excluding the Buyer’s income, gross receipts, franchise, doing business or similar taxes arising under the laws of the United States) relating to the transactions contemplated under this Agreement, including but not limited to the sale, transfer and assignment of each Purchased Receivable, other than any taxes that such Seller is contesting in good faith and for which adequate reserves have been taken. (i) Perform Terms. Each Seller and Servicer will duly perform and comply in all material respects with all terms under the Contract and promptly knowledge or notice thereof, inform the Buyer of any breach or default by such Seller or any Account Debtor of any of the terms thereof. (j) Not Adversely Affect the Buyer’s Rights. Each Seller and Servicer will refrain from any act or omission which might, individually or in the aggregate, in any material way prejudice, diminish or limit the Buyer’s rights under or with respect to any of the Purchased Receivables or this Agreement. (k) Compliance with Credit and Collection Policies. Each Seller and Servicer will comply with the Credit and Collection Policy in all material respects in connection with the origination, servicing, enforcement and collection of Purchased Receivables. (l) No Change in Business or Credit and Collection Policy. Neither any Seller nor any Servicer shall make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectability of any Purchased Receivable or otherwise have a Material Adverse Change with respect to any Seller or any Servicer (it being understood that the replacement of the Credit and Collection Policy of any Seller (other than HBIHanes) with the Credit and Collection Policy of Hanes upon prior written notice to the Buyer shall not be reasonably expected to have such an effect). (m) Change in Status. Promptly following any change that would result in a change to the status of any Seller as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, such Seller shall execute and deliver to the Buyer a Certification of Beneficial Owner(s) complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Buyer. (n) Sanctions. No Seller shall: (a) use, directly or indirectly, all or any part of the proceeds of any purchase of Receivables hereunder, or lend, contribute or otherwise make available such proceeds Exhibit D-2 750740423 19632855 to any of its Affiliates or its respective directors, officers, employees, agents, and joint venture partners, for the purpose of funding, financing, or facilitating any activities, business or transaction of any Sanctioned Person or in any Sanctioned country or territory, or in any other manner that would result in violation of Sanctions applicable to any party hereto; or (b) fund, directly or indirectly, all or part of, any repayment of obligations under this Agreement out of proceeds derived from dealings with or property of a Sanctioned Person. (o) (n) Sanction Programs; Anti-Corruption Laws. No Seller shall use, directly or indirectly, all or any party of the proceeds of any purchases hereunder (i) in violation of the UK Bribery Act, the Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption law, (ii) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, (iii) in any other manner that would result in a violation of Sanctions applicable to any party hereto or (iv) in violation of any Anti-TerrorismPurchased Receivable, and shall not lend, contribute or otherwise make available such proceeds to any of its Affiliates, or any of their respective directors, officers or employees, or any Person acting on behalf of such Seller or any Affiliates of such Seller, for any purpose that would violate any Anti-Corruption Laws. (p) Policies and Procedures. Each Seller has instituted, and will continue to maintain and enforce, adequate policies and procedures designed to ensure compliance with Anti-Corruption Laws and Sanctions. Exhibit D-3 750740423 19632855

Exhibit G Accounts Buyer’s Account Bank: MUFG Bank, Ltd. Bank Swift Address: BOTKUS33 ABA#: 026009632 Account #: 977701910000900179 Account Name: Loan Operations DepartmentTSO Reference: SCF - Hanes Sellers’ Accounts Bank Name: JP Morgan Chase ABA Number: 021000021 Account Number: 648728228 SWIFT: CHAUS33 Beneficiary Name: HANESBRANDS INC. Exhibit G-1 750740423 19632855